UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

INTELSAT S.A.

(Exact Name of Registrant as Specified in its Charter)

Grand Duchy of Luxembourg	001-35878	98-1009418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette
Luxembourg
Grand Duchy of Luxembourg
L-1246
(Address of principal executive offices)

+352 27-84-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

As previously reported, on May 13, 2020, Intelsat S.A. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia. Further, as previously reported, on February 11, 2021, the Debtors entered into that certain Plan Support Agreement (together with all exhibits and schedules thereto, the “PSA”), with certain of the Debtors’ prepetition secured and unsecured creditors (the “Consenting Creditors”), which contains, among other things, certain covenants on the part of the Debtors and the Consenting Creditors, including that the Consenting Creditors vote in favor of the Joint Chapter 11 Plan of Reorganization of Intelsat S.A. and Its Debtor Affiliates.

In connection with the Chapter 11 Cases and potential restructuring transactions involving the Company and/or certain of the Company’s indebtedness, the Company entered into confidentiality agreements with certain creditors who are not Consenting Creditors (as well as certain Consenting Creditors) in an effort to build consensus for potential restructuring transactions, and in which the Company agreed to publicly disclose certain information, including material non-public information thereunder (the “Cleansing Materials”), upon the occurrence of certain events set forth in the confidentiality agreements. The Company is furnishing the Cleansing Materials as Exhibit 99.1 hereto in satisfaction of its obligations under such confidentiality agreements.

While discussions are ongoing, as of April 7, 2021, the Company had not reached an agreement with respect to the material terms of such potential restructuring transactions with certain creditors who are not Consenting Creditors, and there can be no assurances that such an agreement will be reached in the future. The latest written term sheets summarizing the material terms of such potential restructuring transactions is attached as Exhibit 99.1 hereto. For the avoidance of doubt, the PSA remains in effect.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s common shares could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Cleansing Materials — Term Sheets

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 7, 2021	By:	/s/ Michelle Bryan
	Name:	Michelle Bryan
	Title:	Executive Vice President, General Counsel, Chief Administrative Officer & Secretary